UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 22, 2003
                                                         ----------------


                        UNION FINANCIAL BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-5735              57-1001177
         --------                   ---------            ----------
(State or other Jurisdiction of    (Commission           (IRS Employer
incorporation or organization)     File Number)          Identification No.)


203 West Main Street, Union, South Carolina               29379-0886
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (864) 427-9000
                                                        --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 7.   Financial Statements and Other Exhibits

          Exhibit 99.1      Press Release Dated October 22, 2003

Item 12.   Results of Operation and Financial Condition

         On October 22, 2003, Union Financial Bancshares, Inc. announced its financial results for the quarter and year ended September 30, 2003. The press release announcing financial results for the quarter and year ended September 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNION FINANCIAL BANCSHARES, INC.


Dated:    October 22, 2003         By:   /s/ Dwight V. Neese
                                         ---------------------------------------
                                         Dwight V. Neese
                                         President and Chief Executive Officer

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